UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2025

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2025, MicroStrategy Incorporated (the “Company”) filed with the Secretary of State of the State of Delaware an amendment (the “Certificate of Amendment”) to the Company’s Second Restated Certificate of Incorporation (as amended and supplemented to date, the “Certificate of Incorporation”), to effect a change of its name from “MicroStrategy Incorporated” to “Strategy Inc” (the “Name Change”).

The Company’s securities that are listed on The Nasdaq Global Select Market (“Nasdaq”) will continue to trade on Nasdaq under their current symbols:

•	“MSTR” (class A common stock);

•	“STRK” (8.00% Series A Perpetual Strike Preferred Stock);

•	“STRF” (10.00% Series A Perpetual Strife Preferred Stock);

•	“STRD” (10.00% Series A Perpetual Stride Preferred Stock); and

•	“STRC” (Variable Rate Series A Perpetual Stretch Preferred Stock).

The CUSIP numbers of the Company’s securities are not affected by the Name Change. The Name Change will have no effect on the Company’s corporate structure.

The board of directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. Approval of the Company’s stockholders was not required to effectuate the Name Change. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Amended and Restated Bylaws solely to reflect the Name Change. A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

The Certificate of Amendment and Second Amended and Restated Bylaws are effective August 11, 2025, at 4:01 p.m. Eastern Time. The Name Change will be effective for trading on Nasdaq at the open of market on August 12, 2025.

Item 8.01	Other Events.

On July 7, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “STRK Certificate of Amendment”) to the Certificate of Designations that established the terms of the Company’s 8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share (the “STRK Stock”). As described in greater detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2025, the STRK Certificate of Amendment was filed to make technical amendments so that, together with other conforming changes, the liquidation preference per share of the STRK Stock would generally approximate its trading price, with a floor of $100. The Company intends to seek common stockholder ratification of the STRK Certificate of Amendment (the “ratification”). Until the ratification has been completed, investors should treat the STRK Certificate of Amendment as being subject to ratification.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the Company’s intent, means and expectations regarding ratification of the STRK Certificate of Amendment. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to the ability to effectuate a ratification of the STRK Certificate of Amendment, the other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 5, 2025, and the risks described in other filings that the Company may make with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and, except as required by law, the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

The Company intends to file a proxy statement (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for a stockholder meeting. IF AND WHEN THEY BECOME AVAILABLE, INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY, AS THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE RATIFICATION. When available, stockholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of the Company’s corporate website at https://www.strategy.com/investor-relations.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the matters to be considered at a stockholder meeting. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2025 and the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2025. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the ratification, and a description of any interests that they have therein, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the ratification when they become available. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Restated Certificate of Incorporation of the Company.

3.2	Second Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2025	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel

Exhibit 3.1

CERTIFICATE OF AMENDMENT

TO

SECOND RESTATED CERTIFICATE OF INCORPORATION

OF

MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

MicroStrategy Incorporated, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The Second Restated Certificate of Incorporation of the Corporation, as amended and supplemented to date, is hereby amended solely to reflect a change in the name of the Corporation by deleting Article One thereof and inserting the following in lieu thereof:

“ARTICLE ONE

The name of the corporation is Strategy Inc (hereinafter, the “corporation”).”

2. The Board of Directors of the Corporation has adopted a resolution approving and declaring advisable the amendment described herein in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

3. The amendment described herein has been duly adopted by written consent in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall be effective at 4:01 p.m., Eastern Time, on August 11th, 2025.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this 11th day of August, 2025.

MICROSTRATEGY INCORPORATED

By:	/s/ Andrew Kang
Name: Andrew Kang
Title: Executive Vice President and Chief Financial Officer

Exhibit 3.2

SECOND AMENDED AND RESTATED BY-LAWS

OF

STRATEGY INC

ARTICLE I.

STOCKHOLDERS

Section 1.1. Place of Meetings. All meetings of stockholders shall be held at such place, either within or without the state of Delaware, as may be designated from time to time by resolution of the Board of Directors.

Section 1.2. Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting. The Board of Directors or the Chairman of the Board of Directors may postpone, reschedule, or cancel any previously scheduled annual meeting of stockholders.

Section 1.3. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board of Directors, or a committee of the Board of Directors which has been duly designated by the Board of Directors, and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, but such special meetings may not be called by any other person. The Board of Directors or the Chairman of the Board of Directors may postpone, reschedule, or cancel any previously scheduled special meeting of stockholders.

Section 1.4. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders given by the Corporation shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

Section 1.5. Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these By-laws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting, present in person, present by means of remote communications in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power so present, adjourn the meeting from time to time in the manner provided in Section 1.6 of these By-laws until a quorum shall attend. Shares of the stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including its own stock, held by it in a fiduciary capacity.

Section 1.6. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place (or using the same or other means of remote communication) by order of the chairman of the meeting (selected in the manner prescribed by Section 1.7 of these By-laws), and notice need not be given of any such adjourned meeting if the time and place thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken. The Corporation may transact any business which might have been transacted at the original meeting at the adjourned meeting. If the adjournment is for more than thirty days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.7. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, if any, or in his absence by a President, or in their absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.8. Voting; Proxies. Each stockholder registered in his name on the books of the Corporation on the record date set pursuant to Section 1.9 of these By-laws shall have such number of votes for each share of stock as are designated in the Certificate of Incorporation. Each stockholder entitled to vote at a meeting of stockholders or express consent to corporate action in writing without a meeting may authorize another person or persons to act for him by a proxy executed or transmitted in a manner permitted by law by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing (including by electronic transmission) revoking the proxy or another duly executed proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot unless the holders of shares representing a majority in voting power of the outstanding shares of stock entitled to vote at such meeting, present in person or represented by proxy, shall so determine. At all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect directors. All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall be decided by a majority of the votes cast by the stockholders entitled to vote thereon, present in person or represented by proxy at such meeting, unless a different or minimum vote is required by the Certificate of Incorporation, these By-laws, the rules and regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter. Any reference in this section to a stockholder voting in person at a meeting of stockholders shall include a stockholder voting by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting.

Section 1.9. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or otherwise, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which, unless otherwise required by law: (1) in the case of determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.10. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting: (1) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (2) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.10 or to vote in person or by proxy at any meeting of stockholders.

Section 1.11. Action By Consent of Stockholders. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing (including a writing in accordance with Section 228(d)(1) of the General Corporation Law of the State of Delaware), setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered in accordance with applicable law. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and are entitled to such notice under applicable law.

Section 1.12. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting or a designee of the chairman of the meeting. Except to the extent inconsistent with law or these By-laws, the Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, these By-laws or law, the chairman of the meeting of stockholders (or his or her designee) shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman (or his or her designee), are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting (or his or her designee), may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting (or his or her designee) shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. In addition to making any other determinations that may be appropriate to the conduct of the meeting, the chairman of the meeting of stockholders shall, if the facts warrant, determine that a matter or business was not properly brought before the meeting, in which case any such matter or business shall not be transacted or considered at such meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE II.

BOARD OF DIRECTORS

Section 2.1. Number; Qualifications. The Board of Directors shall consist of one or more members, the number of directors to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders of the Corporation.

Section 2.2. Election; Resignation; Removal; Vacancies. At each annual meeting of stockholders, the stockholders shall elect Directors, each of whom shall hold office until the next annual meeting and until such Director’s successor is elected and qualified or until such Director’s earlier death, resignation or removal. Any Director may resign at any time by delivering a resignation in writing or by electronic transmission to the Corporation. Except as otherwise provided by the General Corporation Law of Delaware, any one or more or all of the directors may be removed, with or without cause, by the holders of shares representing a majority in voting power of the outstanding shares of stock entitled to be cast at an election of directors. Unless otherwise provided by the General Corporation Law of Delaware or the Certificate of Incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any reason may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, by a sole remaining director or by stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced and until such Director’s successor is elected and qualified or until such Director’s earlier death, resignation or removal.

Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine; provided that any Director who is absent when such determination is made shall be given notice of such determination.

Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer, three or more Directors, or by one Director if there is only a single Director in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not less than 48 hours prior to the time of the special meeting. Without limiting the manner in which notice otherwise may be given effectively to directors, notice to directors may be given in writing or orally, and may be given in person, by telephone or by means of electronic transmission.

Section 2.5. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this By-law shall constitute presence in person at such meeting.

Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board shall constitute a quorum for the transaction of business. If one or more of the Directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number of the whole Board constitute a quorum. Except in cases in which the Certificate of Incorporation or these By-laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, if any, or in his absence by a President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8. Action by Consent. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board or committee.

ARTICLE III.

COMMITTEES

Section 3.1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, in each case to the fullest extent permitted by applicable law. The Corporation hereby elects to be governed by Section 141(c)(2) of the General Corporation Law of the State of Delaware.

Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these By-laws.

ARTICLE IV.

OFFICERS

Section 4.1. Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose a Chief Executive Officer, one or more additional Presidents, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier death, resignation or removal. Any officer may resign at any time by delivering a resignation in writing or by electronic transmission to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors.

Section 4.2. Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE V.

STOCK

Section 5.1. Certificates; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock of the Corporation represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or a President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares of such stock owned by him in the Corporation. Any of or all the signatures on the certificate may be a facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, upon such terms and conditions as the Corporation may prescribe, including requiring the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation reasonable evidence of such loss, theft or destruction and a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 5.3 Transfer of Stock. Subject to law and the provisions of the Certificate of Incorporation, transfers of shares of stock of the Corporation shall be made only on the books of the Corporation or by transfer agents designated to transfer shares of stock of the Corporation. Subject to law and the provisions of the Certificate of Incorporation, shares of stock represented by certificates shall be transferred only on the surrender to the Corporation, or the transfer agent of the Corporation, of a certificate representing such shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer and with such proof of authenticity of signature as the Corporation may reasonably require. Subject to law and the provisions of the Certificate of Incorporation, uncertificated shares may be transferred by delivery of a written assignment or power of attorney properly executed, together with such proof of authority or the authenticity of signatures as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, the Certificate of Incorporation or these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of stock for all purposes, including the payment of dividends and the right to vote, regardless of any transfer, pledge or other disposition of stock until the shares have been transferred on the books of the Corporation in accordance with these By-laws.

ARTICLE VI.

MISCELLANEOUS

Section 6.1 Dividends. Dividends upon the stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may abolish any such reserve.

Section 6.2 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 6.3 Seal. The Board of Directors may provide for a corporate seal, which shall have the name of the Corporation inscribed thereon and shall otherwise be in such form as may be approved from time to time by the Board of Directors.

Section 6.4 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission.

Section 6.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, any information storage device or method provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 6.6 Pronouns. All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

Section 6.7 Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, then any other state court located in the State of Delaware, or if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Certificate of Incorporation or these By-laws (in each case, as they may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity owning, purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 6.7.

Section 6.8 Severability. If any provision of these By-laws (or part thereof) shall be held to be invalid, illegal, unenforceable or ineffective, then such provision (or part thereof) shall, to the fullest extent permitted by law, be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these By-laws shall remain in full force and effect.

Section 6.9 Amendment of By-Laws.

(a) These By-laws may be altered or repealed, and new by-laws made, by action of the Board of Directors.

(b) These By-laws may be altered or repealed, and new by-laws made, by the holders of shares representing a majority in voting power of the outstanding shares of stock entitled to vote at any regular or special meeting of stockholders, provided that notice of such alteration, repeal or adoption of new by-laws shall have been stated in the notice of any special meeting of stockholders.

Adopted by the Board of Directors effective on August 11, 2025

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